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                                                                    Exhibit 10.5

                        AMENDMENT TO LICENSE AGREEMENT
                        ------------------------------

THIS AMENDMENT AGREEMENT is made as of the 24th day of February, 2000.

BETWEEN:

        IAS COMMUNICATIONS, INC.,
        of #185, 10751 Shellbridge Way
        Richmond, BC   V6X 2W8

        (hereinafter referred to as "IAS")
                                                               OF THE FIRST PART
AND:
        WORLD TRACKING TECHNOLOGIES, INC.
        of 2000 Bridge Parkway, Suite 201
        Redwood Shores, CA   94065

        (hereinafter referred to as "World Tracking")
                                                              OF THE SECOND PART

WHEREAS:

A. World Tracking and IAS entered into a License Agreement dated January 31st, 2000 wherein IAS provided two sample antennas to World Tracking for testing for a 30 day period (the "License Agreement");

B. World Tracking has now completed the testing of the sample antennas and has provided written confirmation to IAS that one of the sample antennas has been accepted and the second GPS antenna was not suitable to World Tracking;

C. The parties hereto wish to proceed with and consummate the License for one of the Antennas only;

NOW THEREFORE, in view of the premises and in consideration of the mutual covenants and agreements hereinafter set forth, the parties hereto do hereby covenant and agree as follows:

1. All defined terms set out in this Agreement shall have the same meaning as the defined terms set out in the License Agreement, except that any reference to Antenna(s) shall mean only one Antenna.

2. The parties hereto acknowledge and agree that the Initial Testing has been completed by World Tracking and IAS has been advised by World Tracking that one of the sample antennas is acceptable and the GPS antenna is not suitable to World Tracking.

3. IAS acknowledges and agrees that since World Tracking has approved only one of the two antennas, the non-recurring engineering fee shall be reduced from $30,000 to $15,000.

4. World Tracking acknowledges and agrees that of the $15,000 Retainer paid by World Tracking to IAS, $7,500 is now non-refundable and the balance of $7,500 shall be non-refundable after delivery by IAS to World Tracking of the twenty prototype Antennas.

5. All other terms and conditions of the License Agreement shall remain unchanged and shall be
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     binding upon the parties hereto.

6. If any provision of this Agreement is held by a competent court to be invalid, illegal or unenforceable for any reason or in any respect whatsoever, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. IAS and World Tracking hereby agree, however, to negotiate an equitable amendment of this Agreement if a material provision is adversely affected.

7. This Agreement and any modification or waiver of any provision hereof shall be binding only if set forth in writing and signed by both parties hereto and shall be effective only to the extent set forth in such modification or waiver and for the particular occasion.

8. This Agreement shall be construed, interpreted and applied in accordance with the laws of the State of California and the United States of America, and all matters shall be resolved solely in the United States of America.

IN WITNESS WHEREOF, the parties hereunder have executed this Agreement on the 21st day of March, 2000.

IAS COMMUNICATIONS, INC.                WORLD TRACKING TECHNOLOGIES, INC.

/s/ John G. Robertson                   /s/ W.M. Prevost
---------------------------------       ---------------------------------
Authorized Signatory                    Authorized Signatory

John G. Robertson                       Bill Prevost
---------------------------------       ---------------------------------
Name                                    Name

President                               Chief Executive Officer
---------------------------------       ---------------------------------
Title                                   Title